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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2007

                             JAMES RIVER GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                000-51480            05-0539572
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     (State or Other Jurisdiction     (Commission       (I.R.S. Employer
           of Incorporation)          File Number)     Identification No.)

   300 Meadowmont Village Circle, Suite 333, Chapel Hill, North Carolina 27517
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          (Address of Principal Executive Offices, including Zip code)

                                 (919) 883-4171
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              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 15, 2007, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       Exhibit No.    Description of Exhibit
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       99.1           Press release dated February 15, 2007.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            James River Group, Inc.
                                            (Registrant)


Date: February 15, 2007                     By:    /s/ Michael T. Oakes
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                                            Name:  Michael T. Oakes
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press release dated February 15, 2007.

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